   As filed with the Securities and Exchange Commission on November 29, 2001
                                                     Registration No. 333-70888
                                                  Registration No. 333-70888-01
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                --------------
                              AMENDMENT NO. 3 TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                --------------
                          PRUDENTIAL FINANCIAL, INC.
            (Exact name of registrant as specified in its charter)

             New Jersey                              6719                              22-3703799
  (State or Other Jurisdiction of        (Primary Standard Industrial               (I.R.S. Employer
   Incorporation or Organization)         Classification Code Number)            Identification Number)

                     PRUDENTIAL FINANCIAL CAPITAL TRUST I
            (Exact name of registrant as specified in its charter)

              Delaware                               6719                              22-6899432
  (State or Other Jurisdiction of        (Primary Standard Industrial               (I.R.S. Employer
   Incorporation or Organization)         Classification Code Number)            Identification Number)

                                --------------
                               751 Broad Street
                           Newark, New Jersey 07102
                                (973) 802-6000
  (Address, including Zip code, and telephone number, including area code, of registrant's principal executive offices)
                             John M. Liftin, Esq.
                                General Counsel
                          Prudential Financial, Inc.
                               751 Broad Street
                           Newark, New Jersey 07102
                                (973) 802-6000
(Name, address, including Zip code, and telephone number, including area code, of agent for service)
                                --------------
                                  Copies to:

                Andrew S. Rowen, Esq.                                   Alan L. Beller, Esq.
               Donald C. Walkovik, Esq.                                  Yong G. Lee, Esq.
                 Sullivan & Cromwell                             Cleary, Gottlieb, Steen & Hamilton
                   125 Broad Street                                      One Liberty Plaza
               New York, New York 10004                               New York, New York 10006
                    (212) 558-4000                                         (212) 225-2000

                                --------------
  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
                                --------------
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If the delivery of the prospectus is expected to be made pursuant to Rule
434 under the Securities Act, check the following box. [_]
                                --------------
                        CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                               Proposed Maximum    Amount of
            Title of Each Class                   Aggregate       Registration
      of Securities to Be Registered         Offering Price(7)(8)     Fee
-------------------------------------------------------------------------------
Equity Security Units......................      $575,000,000       $143,750(9)
Debentures of Prudential Financial,
 Inc.(1)...................................          --               --
Redeemable Capital Securities of Prudential
 Financial Capital Trust I(2)..............          --               --
Common Stock ($0.01 par value per
 share)(3)(4)..............................      $575,000,000       $143,750(9)
Stock Purchase Contracts(5)................          --               --
Prudential Financial, Inc. Guarantee with
 respect to Redeemable Capital
 Securities(6).............................          --               --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(1) Up to $575,000,000 in aggregate principal amount of Debentures of Prudential Financial, Inc. may be issued and sold by Prudential Financial, Inc. to Prudential Financial Capital Trust I in connection with the issuance by the trust of up to 11,500,000 of its Redeemable Capital Securities. The Debentures may be distributed, under certain circumstances, to the holders of the Redeemable Capital Securities for no additional consideration.
(2) The Redeemable Capital Securities of Prudential Financial Capital Trust I are offered as a component of the Equity Security Units for no additional consideration.
(3) Shares of Common Stock of Prudential Financial, Inc. may be issued to the holders of Equity Security Units upon settlement or termination of the Stock Purchase Contracts, for a purchase price of $50 per unit. The actual number of shares of Common Stock to be issued will not be determined until the date of settlement or termination of the related Stock Purchase Contract.
(4) Each share of Common Stock includes one Shareholder Protection Right as described under "Description of Capital Stock".
(5) The Stock Purchase Contracts are offered as a component of the Equity Security Units for no additional consideration.
(6) No separate consideration will be received for the Prudential Financial, Inc. Guarantee.
(7) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(n) under the Securities Act of 1933, as amended.
(8) Exclusive of accrued interest, distributions and dividends, if any.
(9) Previously paid.
                                --------------
  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933, or until the Registration
Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Item 16. Exhibits and Financial Statement Schedules

 (a) Exhibits

  1.1  Form of Underwriting Agreement.

  2.1  Plan of Reorganization (incorporated by reference to Exhibit 2.1 to
       Prudential Financial, Inc.'s Registration Statement on Form S-1 (No.
       333-58524)).**

  3.1  Form of Amended and Restated Certificate of Incorporation of Prudential
       Financial, Inc. (incorporated by reference to Exhibit 3.1 to Prudential
       Financial, Inc.'s Registration Statement on Form S-1 (No. 333-58524)).**

  3.2 Form of By-Laws of Prudential Financial, Inc. (incorporated by reference to Exhibit 3.2 to Prudential Financial, Inc.'s Registration Statement on
       Form S-1 (No. 333-58524)).**

  4.1  Form of Indenture between Prudential Financial, Inc. and JPMorgan Chase
       Bank, as trustee, relating to the debt securities.

  4.2  Form of First Supplemental Indenture between Prudential Financial, Inc.
       and JPMorgan Chase Bank, as trustee, relating to the Debentures.

  4.3  Certificate of Trust of Prudential Financial Capital Trust I.**

  4.4  Declaration of Trust of Prudential Financial Capital Trust I.**

  4.5  Form of Amended and Restated Declaration of Trust of Prudential
       Financial Capital Trust I.

  4.6  Form of Redeemable Capital Securities Guarantee Agreement for Prudential
       Financial Capital Trust I.

  4.7  Form of Redeemable Capital Security Certificate of Prudential Financial
       Capital Trust I (included in Exhibit 4.5).

  4.8  Form of Purchase Contract Agreement.

  4.9  Form of Common Securities Guarantee Agreement.

  4.10 Form of Pledge Agreement.

  4.11 Form of Debenture (included in Exhibit 4.2).

  4.12 Form of Normal Unit (included in Exhibit 4.8).

  4.13 Form of Stripped Unit (included in Exhibit 4.8).

  4.14 Form of certificate for the Common Stock of Prudential Financial, Inc., par value $.01 per share (incorporated by reference to Exhibit 4.1 to Prudential Financial, Inc.'s Registration Statement on Form S-1 (No.
       333-58524)).**

  4.15 Form of Shareholders' Rights Plan (incorporated by reference to Exhibit
       4.2 to Prudential Financial, Inc.'s Registration Statement on Form S-1
       (No. 333-58524)).**

  4.16 Upon the request of the Securities and Exchange Commission, Prudential
       Financial, Inc. will furnish copies of all instruments defining the rights of holders of long-term debt of Prudential Financial, Inc.

  4.17 Subscription Agreement for Class B Stock. (incorporated by reference to
       Exhibit 4.4 to Prudential Financial, Inc.'s Registration Statement on
       Form S-1 (No. 333-58524)).**

  4.18 Commitment letter relating to insurance of the IHC debt (incorporated by reference to Exhibit 4.5 to Prudential Financial, Inc.'s Registration
       Statement on Form S-1 (No. 333-58524)).**

  4.19 Inter-Business Transfer and Allocation Policies relating to the
       Financial Services Businesses and the Closed Block Business
       (incorporated by reference to Exhibit 4.6 to Prudential Financial,
       Inc.'s Registration Statement on Form S-1 (No. 333-58524)).**

  5.1  Opinion of Sullivan & Cromwell.**

  5.2  Opinion of Richards, Layton & Finger, P.A.**

  5.3  Opinion of McCarter & English, LLP.**

  8.1  Form of Opinion of McDermott, Will & Emery as to certain tax matters.

 10.1 Support Agreement between the Prudential Insurance Company of America and Prudential Funding Corporation dated as of March 18, 1982
       (incorporated by reference to Exhibit 10.1 to Prudential Financial,
       Inc.'s Registration Statement on Form S-1 (No. 333-58524)).**

 10.2 Stipulation of Settlement--United States District Court for the District of New Jersey, in re: The Prudential Insurance Company of America Sales
       Practices Litigation, MDL No. 1061, Master Docket No. 95-4704 (AMW)
       (Document dated October 28, 1996) (incorporated by reference to Exhibit
       10.2 to Prudential Financial, Inc.'s Registration Statement on Form S-1
       (No. 333-58524)).**

 10.3 Amendment to Stipulation of Settlement--United States District Court for the District of New Jersey, in re: The Prudential Insurance Company of
       America Sales Practices Litigation, MDL No. 1061, Master Docket No. 95-
       4704 (AMW) (Original filed February 24, 1997) (Document dated February
       22, 1997) (incorporated by reference to Exhibit 10.3 to Prudential
       Financial, Inc.'s Registration Statement on Form S-1 (No. 333-58524)).**

 10.4  The Prudential Insurance Company of America Deferred Compensation Plan
       (incorporated by reference to Exhibit 10.4 to Prudential Financial,
       Inc.'s Registration Statement on Form S-1 (No. 333-58524)).**
 10.5  The Prudential Deferred Compensation Plan for Non-Employee Directors
       (incorporated by reference to Exhibit 10.5 to Prudential Financial,
       Inc.'s Registration Statement on Form S-1 (No. 333-58524)).**
 10.6  The Pension Plan for Non-Employee Directors of The Prudential Insurance
       Company of America (incorporated by reference to Exhibit 10.6 to Prudential Financial, Inc.'s Registration Statement on Form S-1 (No.
       333-58524)).**
 10.7 2001 Prudential Long-Term Performance Unit Plan (incorporated by reference to Exhibit 10.7 to Prudential Financial, Inc.'s Registration
       Statement on Form S-1 (No. 333-58524)).**
 10.8 2000 Prudential Long-Term Performance Unit Plan (incorporated by reference to Exhibit 10.8 to Prudential Financial, Inc.'s Registration
       Statement on Form S-1 (No. 333-58524)).**
 10.9 1999 Prudential Long-Term Performance Unit Plan (incorporated by reference to Exhibit 10.9 to Prudential Financial, Inc.'s Registration
       Statement on Form S-1 (No. 333-58524)).**
 10.10 1998 Amended Prudential Long-Term Performance Unit Plan (incorporated by reference to Exhibit 10.10 to Prudential Financial, Inc.'s Registration
       Statement on Form S-1 (No. 333-58524)).**
 10.11 1998 Prudential Annual Incentive Plan (incorporated by reference to
       Exhibit 10.11 to Prudential Financial, Inc.'s Registration Statement on
       Form S-1 (No. 333-58524)).**
 10.12 Prudential Financial, Inc. Stock Option Plan (incorporated by reference to Exhibit 10.12 to Prudential Financial, Inc.'s Registration Statement on Form S-1 (No. 333-58524)).**
 10.13 Prudential Supplemental Retirement Plan (incorporated by reference to
       Exhibit 10.13 to Prudential Financial, Inc.'s Registration Statement on
       Form S-1 (No. 333-58524)).**
 10.14 Prudential Supplemental Employee Savings Plan (incorporated by reference to Exhibit 10.14 to Prudential Financial, Inc.'s Registration Statement on Form S-1 (No. 333-58524)).**
 10.15 Prudential Severance Plan for Senior Executives (incorporated by reference to Exhibit 10.15 to Prudential Financial, Inc.'s Registration
       Statement on Form S-1 (No. 333-58524)).**

 12.1  Statement of Ratio of Earnings to Fixed Charges.**

 21.1  Subsidiaries of Prudential Financial, Inc. (incorporated by reference to
       Exhibit 21.1 to Prudential Financial, Inc.'s Registration Statement on
       Form S-1 (No. 333-58524)).**

 23.1  Consent of PricewaterhouseCoopers LLP.**

 23.2 Consent of Sullivan & Cromwell (included in Exhibit 5.1).**

 23.3 Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).**

 23.4 Consent of McCarter & English, LLP (included in Exhibit 5.3).**

 23.5 Consent of Milliman USA.**

 23.6 Consent of PricewaterhouseCoopers.**

 23.7 Consent of McDermott, Will & Emery (included in Exhibit 8.1).

 24.1 Powers of Attorney.**

 25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of JPMorgan Chase Bank as trustee under the Indenture.**

 25.2 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of JPMorgan Chase Bank, as property trustee under the Amended and Restated Declaration of Trust for Prudential Financial Capital Trust I.**

 25.3 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of JPMorgan Chase Bank, as guarantee trustee under the Redeemable Capital
      Securities Guarantee Agreement.**

--------

** Previously filed.

                                  SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, New Jersey on the 28th day of November, 2001.

                                          Prudential Financial, Inc.

                                             /s/ RICHARD J. CARBONE
                                          By: _____________________________
                                             Name:  Richard J. Carbone
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 28, 2001:

                 Name                                         Title
                 ----                                         -----
        /s/ ARTHUR F. RYAN*
______________________________________              Chairman, Chief Executive
            Arthur F. Ryan                           Officer, President and
                                                     Director

      /s/ RICHARD J. CARBONE*
______________________________________              Chief Financial Officer
          Richard J. Carbone                         (Principal Financial
                                                     Officer)

      /s/ ANTHONY S. PISZEL*
______________________________________              Controller
          Anthony S. Piszel                          (Principal Accounting
                                                     Officer)

      /s/ FRANKLIN E. AGNEW*
______________________________________              Director
          Franklin E. Agnew

      /s/ FREDERIC K. BECKER*
______________________________________              Director
          Frederic K. Becker

     /s/ GILBERT F. CASELLAS*
______________________________________              Director
         Gilbert F. Casellas

       /s/ JAMES G. CULLEN*
______________________________________              Director
           James G. Cullen

      /s/ CAROLYNE K. DAVIS*
______________________________________              Director
          Carolyne K. Davis

       /s/ ALLAN D. GILMOUR*
______________________________________              Director
           Allan D. Gilmour

     /s/ WILLIAM H. GRAY, III*
______________________________________              Director
         William H. Gray, III

        /s/ JON F. HANSON*
______________________________________              Director
            Jon F. Hanson

        /s/ GLEN H. HINER*
______________________________________              Director
            Glen H. Hiner

                 Name                                         Title
                 ----                                         -----
         CONSTANCE J. HORNER*                                         Director
______________________________________
         Constance J. Horner

           GAYNOR N. KELLEY*                                          Director
_____________________________________
           Gaynor N. Kelley

          BURTON G. MALKIEL*                                          Director
______________________________________
          Burton G. Malkiel

          IDA F. S. SCHMERTZ*                                         Director
______________________________________
          Ida F. S. Schmertz

          CHARLES R. SITTER*                                          Director
______________________________________
          Charles R. Sitter

          DONALD L. STAHELI*                                          Director
______________________________________
          Donald L. Staheli

          RICHARD M. THOMSON*                                          Director
______________________________________
          Richard M. Thomson

            JAMES A. UNRUH*                                            Director
______________________________________
            James A. Unruh

         PINDAROS R. VAGELOS*                                          Director
______________________________________
         Pindaros R. Vagelos

         STANLEY C. VAN NESS*                                          Director
______________________________________
         Stanley C. Van Ness

           PAUL A. VOLCKER*                                          Director
______________________________________
           Paul A. Volcker

        /s/          RICHARD J. CARBONE
By: *_________________________________
     Richard J. Carbone, Attorney-in-fact

                                   SIGNATURES

  Pursuant to the requirements of the Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, New Jersey on November 28, 2001.

                                          Prudential Financial Capital Trust I

                                          By Prudential Financial, Inc., as
                                             sponsor

                                            /s/ C. EDWARD CHAPLIN
                                          By: _________________________________
                                            Name: C. Edward Chaplin
                                            Title:Senior V.P. & Treasurer

                               Index to Exhibits

                                                                   Sequentially
 Exhibit                                                             Numbered
   No.                         Description                             Page
 ------- -------------------------------------------------------   ------------
  1.1    Form of Underwriting Agreement.
  2.1    Plan of Reorganization (incorporated by reference to
         Exhibit 2.1 to Prudential Financial, Inc.'s
         Registration Statement on Form S-1 (No. 333-58524)).**
  3.1    Form of Amended and Restated Certificate of
         Incorporation of Prudential Financial, Inc.
         (incorporated by reference to Exhibit 3.1 to Prudential
         Financial, Inc.'s Registration Statement on Form S-1
         (No. 333-58524)).**
  3.2    Form of By-Laws of Prudential Financial, Inc.
         (incorporated by reference to Exhibit 3.2 to Prudential
         Financial, Inc.'s Registration Statement on Form S-1
         (No. 333-58524)).**
  4.1    Form of Indenture between Prudential Financial, Inc.
         and JPMorgan Chase Bank, as trustee, relating to the
         debt securities.
  4.2    Form of First Supplemental Indenture between Prudential
         Financial, Inc. and JPMorgan Chase Bank, as trustee,
         relating to the Debentures.
  4.3    Certificate of Trust of Prudential Financial Capital
         Trust I.**
  4.4    Declaration of Trust of Prudential Financial Capital
         Trust I.**
  4.5    Form of Amended and Restated Declaration of Trust of
         Prudential Financial Capital Trust I.
  4.6    Form of Redeemable Capital Securities Guarantee
         Agreement for Prudential Financial Capital Trust I.
  4.7    Form of Redeemable Capital Security Certificate of
         Prudential Financial Capital Trust I (included in
         Exhibit 4.5).
  4.8    Form of Purchase Contract Agreement.
  4.9    Form of Common Securities Guarantee Agreement.
  4.10   Form of Pledge Agreement.
  4.11   Form of Debenture (included in Exhibit 4.2).
  4.12   Form of Normal Unit (included in Exhibit 4.8).
  4.13   Form of Stripped Unit (included in Exhibit 4.8).
  4.14   Form of certificate for the Common Stock of Prudential
         Financial, Inc., par value $.01 per share (incorporated
         by reference to Exhibit 4.1 to Prudential Financial,
         Inc.'s Registration Statement on Form S-1 (No. 333-
         58524)).**
  4.15   Form of Shareholders' Rights Plan (incorporated by
         reference to Exhibit 4.2 to Prudential Financial,
         Inc.'s Registration Statement on Form S-1 (No. 333-
         58524)).**
  4.16   Upon the request of the Securities and Exchange
         Commission, Prudential Financial, Inc. will furnish
         copies of all instruments defining the rights of
         holders of long-term debt of Prudential Financial, Inc.
  4.17   Subscription Agreement for Class B Stock (incorporated
         by reference to Exhibit 4.4 to Prudential Financial,
         Inc.'s Registration Statement on Form S-1 (No. 333-
         58524)).**
  4.18   Commitment letter relating to insurance of the IHC debt
         (incorporated by reference to Exhibit 4.5 to Prudential
         Financial, Inc.'s Registration Statement on Form S-1
         (No. 333-58524)).**
  4.19   Inter-Business Transfer and Allocation Policies
         relating to the Financial Services Businesses and the
         Closed Block Business (incorporated by reference to
         Exhibit 4.6 to Prudential Financial, Inc.'s
         Registration Statement on Form S-1 (No. 333-58524)).**

                                                                   Sequentially
 Exhibit                                                             Numbered
   No.                         Description                             Page
 ------- -------------------------------------------------------   ------------
  5.1    Opinion of Sullivan & Cromwell.**
  5.2    Opinion of Richards, Layton & Finger, P.A.**
  5.3    Opinion of McCarter & English, LLP.**
  8.1    Form of opinion of McDermott, Will & Emery as to certain tax matters.
 10.1    Support Agreement between the Prudential Insurance
         Company of America and Prudential Funding Corporation
         dated as of March 18, 1982 (incorporated by reference
         to Exhibit 10.1 to Prudential Financial, Inc.'s
         Registration Statement on Form S-1 (No. 333-58524)).**
 10.2    Stipulation of Settlement--United States District Court
         for the District of New Jersey, in re: The Prudential
         Insurance Company of America Sales Practices
         Litigation, MDL No. 1061, Master Docket No. 95-4704
         (AMW) (Document dated October 28, 1996) (incorporated
         by reference to Exhibit 10.2 to Prudential Financial,
         Inc.'s Registration Statement on Form S-1 (No. 333-
         58524)).**
 10.3    Amendment to Stipulation of Settlement--United States
         District Court for the District of New Jersey, in re:
         The Prudential Insurance Company of America Sales
         Practices Litigation, MDL No. 1061, Master Docket No.
         95-4704 (AMW) (Original filed February 24, 1997)
         (Document dated February 22, 1997) (incorporated by
         reference to Exhibit 10.3 to Prudential Financial,
         Inc.'s Registration Statement on Form S-1 (No. 333-
         58524)).**
 10.4    The Prudential Insurance Company of America Deferred
         Compensation Plan (incorporated by reference to Exhibit
         10.4 to Prudential Financial, Inc.'s Registration
         Statement on Form S-1 (No. 333-58524)).**
 10.5    The Prudential Deferred Compensation Plan for Non-
         Employee Directors (incorporated by reference to
         Exhibit 10.5 to Prudential Financial, Inc.'s
         Registration Statement on Form S-1 (No. 333-58524)).**
 10.6    The Pension Plan for Non-Employee Directors of The
         Prudential Insurance Company of America (incorporated
         by reference to Exhibit 10.6 to Prudential Financial,
         Inc.'s Registration Statement on Form S-1 (No. 333-
         58524)).**
 10.7    2001 Prudential Long-Term Performance Unit Plan
         (incorporated by reference to Exhibit 10.7 to
         Prudential Financial, Inc.'s Registration Statement on
         Form S-1 (No. 333-58524)).**
 10.8    2000 Prudential Long-Term Performance Unit Plan
         (incorporated by reference to Exhibit 10.8 to
         Prudential Financial, Inc.'s Registration Statement on
         Form S-1 (No. 333-58524)).**
 10.9    1999 Prudential Long-Term Performance Unit Plan
         (incorporated by reference to Exhibit 10.9 to
         Prudential Financial, Inc.'s Registration Statement on
         Form S-1 (No. 333-58524)).**
 10.10   1998 Amended Prudential Long-Term Performance Unit Plan
         (incorporated by reference to Exhibit 10.10 to
         Prudential Financial, Inc.'s Registration Statement on
         Form S-1 (No. 333-58524)).**
 10.11   1998 Prudential Annual Incentive Plan (incorporated by
         reference to Exhibit 10.11 to Prudential Financial,
         Inc.'s Registration Statement on Form S-1 (No. 333-
         58524)).**
 10.12   Prudential Financial, Inc. Stock Option Plan
         (incorporated by reference to Exhibit 10.12 to
         Prudential Financial, Inc.'s Registration Statement on
         Form S-1 (No. 333-58524)).**
 10.13   Prudential Supplemental Retirement Plan (incorporated
         by reference to Exhibit 10.13 to Prudential Financial,
         Inc.'s Registration Statement on Form S-1 (No. 333-
         58524)).**
 10.14   Prudential Supplemental Employee Savings Plan
         (incorporated by reference to Exhibit 10.14 to
         Prudential Financial, Inc.'s Registration Statement on
         Form S-1 (No. 333-58524)).**
 10.15   Prudential Severance Plan for Senior Executives
         (incorporated by reference to Exhibit 10.15 to
         Prudential Financial, Inc.'s Registration Statement on
         Form S-1 (No. 333-58524)).**

                                                                   Sequentially
 Exhibit                                                             Numbered
   No.                         Description                             Page
 ------- -------------------------------------------------------   ------------
 12.1    Statement of Ratio of Earnings to Fixed Charges.**
 21.1    Subsidiaries of Prudential Financial, Inc.
         (incorporated by reference to Exhibit 21.1 to
         Prudential Financial, Inc.'s Registration Statement on
         Form S-1 (No. 333-58524)).**
 23.1    Consent of PricewaterhouseCoopers LLP.
 23.2    Consent of Sullivan & Cromwell (included in Exhibit
         5.1).**
 23.3    Consent of Richards, Layton & Finger, P.A. (included in
         Exhibit 5.2).**
 23.4    Consent of McCarter & English, LLP (included in Exhibit
         5.3).**
 23.5    Consent of Milliman USA.**
 23.6    Consent of PricewaterhouseCoopers.**
 23.7    Consent of McDermott, Will & Emery (included in Exhibit
         8.1).
 24.1    Powers of Attorney.**
 25.1    Form T-1 Statement of Eligibility under the Trust
         Indenture Act of 1939 of JPMorgan Chase Bank, as
         trustee under the Indenture.**
 25.2    Form T-1 Statement of Eligibility under the Trust
         Indenture Act of 1939 of JPMorgan Chase Bank, as
         property trustee under the Amended and Restated
         Declaration of Trust for Prudential Financial Capital
         Trust I.**
 25.3    Form T-1 Statement of Eligibility for JPMorgan Chase
         Bank, as guarantee trustee under the Redeemable Capital
         Securities Guarantee Agreement.**

--------
**Previously filed.